Exhibit 10.10

INVESTMENT AGREEMENT

THIS INVESTMENT AGREEMENT (this “Agreement”), dated as of [●], 2021, is by and among (i) AxonPrime Infrastructure Acquisition Corporation, a Delaware corporation (the “SPAC”), (ii) AxonPrime Infrastructure Sponsor LLC, a Delaware limited liability company (the “Sponsor”), and (iii) [●] (“Investor”).

RECITALS

WHEREAS, in connection with the initial public offering (the “IPO”) of units of the SPAC (consisting of one share of Class A Common Stock (as defined below) of the SPAC and one-third of one redeemable warrant, each a “Unit” and collectively, the “Units”), Investor has expressed an interest in acquiring up to [●] Units in the IPO (the “IPO Indication”), at a price of $10.00 per Unit; and

WHEREAS, the parties wish to enter into this Agreement pursuant to which Investor will purchase from the Sponsor shares of Class B common stock, par value $0.0001 per share, of the SPAC (the “Founder Shares”) for the same value paid by the Sponsor, or approximately $0.003 per share[, and specified redeemable warrants of the SPAC (the “Private Placement Warrants”) to be issued to the Sponsor by the SPAC in a private placement to be consummated concurrently with the IPO, at a price of $1.50 per Warrant].

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1.	Sale and Purchase.

(a)
In connection with the IPO Indication, and subject to the satisfaction of the conditions set forth in Section 1(b) of this Agreement, the Sponsor hereby agrees to sell to Investor [(i)] [●] Founder Shares (such shares, the “Transferred Shares”) [and [(ii)] [●] Private Placement Warrants, which shall have the terms set forth in a Warrant Agreement to be entered into by the SPAC and a warrant agent on the date of the closing of the IPO applicable to “Private Placement Warrants” held by the Sponsor or any of its “Permitted Transferees” (each as defined therein) (such warrants, the “Transferred Warrants”)] for an aggregate purchase price of $[●] (the “Transfer Price”) on the date of the closing of the IPO, and Investor hereby agrees to purchase the Transferred Shares (the “Share Transfer”) [and the Transferred Warrants (the “Warrant Transfer”)]”)]; provided, that each of the number of Transferred Shares[, the number of Transferred Warrants] and the Transfer Price shall be increased or decreased proportionately in the event the number of Units offered in the IPO is increased or decreased, respectively; provided, further, that in the event of the exercise of the underwriters’ over-allotment option in connection with the IPO, the number of Transferred Shares[, the number of Transferred Warrants] and the Transfer Price shall not be adjusted as a result of such exercise. Concurrently with the Share Transfer [and the Warrant Transfer], in consideration for the transfer of the Transferred Shares [and the Transferred Warrants], Investor shall pay the Transfer Price to the Sponsor in immediately available funds by means reasonably acceptable to the Sponsor.

(b)
Subject to (i) the fulfillment by Investor of the IPO Indication (which shall include the acquisition of 100% of the Units allocated to Investor by the underwriters in the IPO) and (ii) Investor’s payment of the Transfer Price as contemplated by Section 1(a) of this Agreement, the Share Transfer [and the Warrant Transfer] shall occur and be effective upon the closing of the IPO, automatically and without any further action of any party hereto.

(c)
In the event the IPO does not occur by [●], this Agreement shall terminate and be of no further force and effect unless agreed in writing by the parties hereto.

(d)
The Transferred Shares held by the Investor shall not be subject to forfeitures, surrenders, claw-backs, transfers, disposals, exchanges or share price vesting triggers commonly known as “earn-outs” for any reason, including in connection with the negotiation of a Business Combination (as defined below).

Section 2.	Representations and Warranties of the SPAC. The SPAC hereby represents and warrants to Investor, as follows:

(a)
The SPAC has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)
This Agreement has been duly executed and delivered by the SPAC and is a valid and binding obligation of the SPAC enforceable against the SPAC in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability (the “Enforceability Exceptions”).

(c)
The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the SPAC is a party or by which the SPAC is bound, or any decree, order, statute, rule or regulation applicable to the SPAC.

Section 3.	Representations and Warranties of the Sponsor. The Sponsor hereby represents and warrants to Investor, as follows:

(a)
The Sponsor has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

(b)
This Agreement has been duly executed and delivered by the Sponsor and is a valid and binding obligation of the Sponsor enforceable against the Sponsor in accordance with its terms, except as the enforceability thereof may be limited by the Enforceability Exceptions.

(c)
The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which the Sponsor is a party or by which the Sponsor is bound, or any decree, order, statute, rule or regulation applicable to the Sponsor.

Section 4.	Representations and Warranties of Investor. Investor hereby represents and warrants to the SPAC and the Sponsor, as follows:

(a)
Investor has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

(b)
This Agreement has been duly executed and delivered by Investor and is a valid and binding obligation of Investor enforceable against Investor in accordance with its terms, except as the enforceability thereof may be limited by the Enforceability Exceptions.

(c)
The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the performance of its obligations hereunder will not materially conflict with, or result in any material violation of or default under, any agreement or other instrument to which Investor is a party or by which Investor is bound, or any decree, order, statute, rule or regulation applicable to Investor.

(d)
Investor is an “accredited investor” as that term is defined in Regulation D promulgated under the Securities Act of 1933, as amended.

Section 5.	Additional Agreements and Acknowledgements of Investor.

(a)
Investor agrees that it shall not Transfer (as defined below) any Transferred Shares (or any of the shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the SPAC issuable upon conversion thereof) until the earlier of (i) one year after the completion of the SPAC’s initial Business Combination and (ii) subsequent to the Business Combination, (x) if the last reported sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the SPAC’s initial Business Combination or (y) the date on which the SPAC completes a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the holders of securities issued in the IPO having the right to exchange their shares of Class A Common Stock for cash, securities or other property. [Investor further agrees, to the extent applicable, that it shall not Transfer any Private Placement Warrants (or shares of Class A Common Stock issued or issuable upon the conversion or exercise of the Private Placement Warrants), until 30 days after the completion of a Business Combination.] For purposes of this paragraph (a), “Transfer” shall mean the (1) transfer, sale or assignment of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any security, (2) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (3) public announcement of any intention to effect any transaction specified in clause (1) or (2) of this paragraph (a). For the avoidance of doubt, nothing herein shall prevent the Investor from selling or redeeming any Class A Common Stock or Units it owns that have been acquired in the IPO or open market pursuant to the IPO registration statement.

(b)
Investor acknowledges that the SPAC was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the SPAC and one or more businesses or entities (a “Business Combination”). Investor agrees that if the SPAC seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, Investor shall vote all Founder Shares in favor of such proposed Business Combination.

(c)
Investor acknowledges that it is aware the SPAC will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO. Investor agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the SPAC as a result of any liquidation of the SPAC with respect to the Transferred Shares.

(d)
In connection with the IPO, the SPAC shall enter into a registration rights agreement (the “Registration Rights Agreement”) with the Sponsor, Investor and certain other parties thereto. The Registration Rights Agreement shall provide Investor with registration rights with respect to the Transferred Shares [and Transferred Warrants] that are no less favorable to Investor than the registration rights of the Sponsor set forth therein.

Section 6.	Miscellaneous.

(a)
This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York (excluding any conflict of laws rules or principles that would permit or require the application of the laws of any jurisdiction other than the State of New York). Each of the parties hereto hereby (i) agrees that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of New York City, Borough of Manhattan, State of New York, and irrevocably submits to such jurisdiction and venue, which jurisdiction and venue shall be exclusive, and (ii) waives any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

(b)
This Agreement may not be amended, modified or waived without the written consent of the parties hereto.

(c)
No party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other parties.

(d)
From time to time, at the reasonable request of any of the other parties hereto, each party hereto shall execute and deliver such additional documents and instruments and take such further lawful action as may be necessary to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

(e)
This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

(f)
This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. Any signature page delivered by a facsimile machine or electronic mail shall be binding to the same extent as an original signature page. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall include electronic signatures (including, without limitation, DocuSign and Adobe Sign).  The use of electronic signatures and electronic records shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law.

* * * * *

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

INVESTOR:

[●]

By:
Name:	[●]
Title:	[●]

[Signature page to Investment Agreement]

SPAC:

AXONPRIME INFRASTRUCTURE ACQUISITION CORPORATION

By:
Name:	[●]
Title:	[●]

[Signature page to Investment Agreement]

SPONSOR:

AXONPRIME INFRASTRUCTURE SPONSOR LLC

By:
Name:	[●]
Title:	[●]

[Signature page to Investment Agreement]